Exhibit 10.19

AMENDMENT NO. 6

TO

LOAN AND SECURITY AGREEMENT

           THIS AMENDMENT NO. 6 ("Amendment No. 6") is entered into as of September 22, 2003 by and between SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), SYSTEMAX MANUFACTURING INC. (formerly known as Midwest Micro Corp.), a corporation organized under the laws of the State of Delaware ("SMI"), GLOBAL COMPUTER SUPPLIES INC. (successor by merger to Continental Dynamics Corp.), a corporation organized under the laws of the State of New York ("GCS"), GLOBAL EQUIPMENT COMPANY, INC., a corporation organized under the laws of the State of New York ("GEC"), TIGER DIRECT, INC., a corporation organized under the laws of the State of Florida ("Tiger"), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware ("Dartek"), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York ("NII"), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware ("Misco"), SYSTEMAX RETAIL SALES INC., a corporation organized under the laws of the State of Delaware ("SRS"), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York ("PCI"), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York ("CDS"), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware ("MFC"), TEK SERV INC., a corporation organized under the laws of the State of Delaware ("TSI"), B.T.S.A., Inc., a corporation organized under the laws of the State of New York ("BTSA") and KEYBOARDMALL.COM INC., a corporation organized under the laws of the State of Delaware ("KMC") (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA and KMC, each a "Borrower" and jointly and severally the "Borrowers"), the lenders who are parties to the Loan Agreement, as defined herein ("Lenders") and JPMORGAN CHASE BANK, as agent for the Lenders ("Agent").

BACKGROUND

           Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of June 13, 2001 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 1, 2001, Amendment No. 2 to Loan and Security Agreement and Consent dated as of December 13, 2001, Amendment No. 3 to Loan and Security Agreement dated as of December 20, 2001, Amendment No. 4 to Loan and Security Agreement and Consent dated as of April 18, 2002, Amendment No. 5 and Waiver to Loan and Security Agreement dated as of June 30, 2002, and as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders provide Borrowers with certain financial accommodations.

           Borrowers have requested Agent and Lenders to increase the maximum amount of Letters of Credit which may be issued under the terms of the Loan and Security Agreement from $7,500,000 to $10,000,000 and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

           NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1.  Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

           2.  Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the penultimate sentence appearing in Section 2.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

The maximum amount of outstanding Letters of Credit shall not exceed $10,000,000 in the aggregate at any time

           3.  Conditions of Effectiveness. This Amendment No. 6 shall become effective as of the date upon which Agent shall have received four (4) copies of this Amendment No. 6 executed by Borrowers, Required Lenders and each Guarantor.

           4.  Release. Each Borrower hereby releases, remises, acquits and forever discharges each Lender and Agent and each Lender's and Agent's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Other Documents (all of the foregoing hereinafter called the "Released Matters"). Each Borrower acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

           5.  Representations and Warranties. Borrowers hereby represent and warrant as follows:

(a) This Amendment No. 6 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment No. 6, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 6.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 6.

(d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

           6.  Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment No. 6, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(a) The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

           7.  Governing Law. This Amendment No. 6 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

           8.  Headings. Section headings in this Amendment No. 6 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 6 for any other purpose.

           9.  Counterparts; Telecopied Signatures. This Amendment No. 6 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

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           IN WITNESS WHEREOF, this Amendment No. 6 has been duly executed as of the day and year first written above.

SYSTEMAX INC.

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY, INC.
TIGER DIRECT, INC.
DARTEK CORPORATION
NEXEL INDUSTRIES, INC.
MISCO AMERICA INC.
SYSTEMAX RETAIL SALES INC.
PAPIER CATALOGUES, INC.
CATALOG DATA SYSTEMS, INC.
MILLENNIUM FALCON CORP.
TEK SERV INC.
B.T.S.A., INC.
KEYBOARDMALL.COM INC.

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

JPMORGAN CHASE BANK, as Lender and as Agent

By: /s/ Donna M. DiForio
       Name: Donna M. DiForio
       Title: Vice President

(signatures continued on page 5)

TRANSAMERICA BUSINESS CAPITAL CORPORATION,
as Lender and as Co-Agent

By: /s/ Michael S. Burns
Its: SVP
- Region Manager

GMAC COMMERCIAL CREDIT LLC,
as Lender

By: /s/ David Duffy
Its: Senior Vice President

ACKNOWLEDGED AND AGREED:

SYSTEMAX SUWANEE LLC

BY: Systemax Inc., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Senior Vice President

THE MILLENNIUM GROUP LLC

By: Millennium Falcon Corp., Member

By: /s/ Steven M. Goldschein
       Name: Steven M. Goldschein
       Title: Vice President

By: WRD Sales, Inc., Member

By: /s/ William R. Davis
       Name: William R. Davis
Title: